ANNOUNCEMENT	October 24, 2025
Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)
Tamboran raises US$56.1 million via Public Offering, enters into PIPE with proceeds of up to US$29.3 million, and intends to launch CDI Share Purchase Plan with target proceeds of up to US$30 million
Highlights
•Tamboran Resources Corporation has raised US$56.1 million (US$52.5 million after deducting underwriters discounts and offering expenses) via the issuance of 2,673,111 shares of Common Stock at the public offering price of US$21.00 per share (Public Offering).
•The underwriters exercised their option to purchase an additional 348,666 shares of Common Stock at the Public Offering price from the Company on October 23, 2025.
•The Public Offering was supported by cornerstone investors, including a US$10 million investment from new Strategic Partner, Baker Hughes, a leading energy technology company. Baker Hughes will provide industry-leading oilfield services (OFS) and equipment while supporting optimization and efficiency initiatives in Tamboran’s initial development.
•Concurrently with the closing of the Public Offering, Tamboran entered into subscription agreements with certain investors with expected gross proceeds of up to US$29.3 million in a Private Investment in Public Equity (PIPE), subject to approval by the Company’s shareholders pursuant to ASX Listing Rules 7.1 and 10.11 and the satisfaction of other customary closing conditions.
•The PIPE is supported by a US$6.6 million investment from Tamboran’s largest shareholder, Mr. Bryan Sheffield, and Mr. Scott Sheffield, a member of the Company’s Board of Directors, subject to approval by the Company’s shareholders pursuant to ASX Listing Rule 10.11.
•Proceeds from the Public Offering, PIPE and SPP will be used to fund Tamboran’s development plan, working capital, and other general corporate purposes.
•RBC Capital Markets, LLC, Wells Fargo Securities, LLC, and BofA Securities acted as joint book-running managers of the Public Offering.
•Tamboran intends to launch a Share Purchase Plan (SPP) allowing existing eligible CHESS Depositary Interest (CDI) holders to participate at the same price per share as the Public Offering targeting a full subscription of up to US$30 million in CDIs.

Tamboran Resources Corporation Chairman and Interim CEO, Richard Stoneburner, said:
“We thank our existing shareholders for their continued support in Tamboran and welcome new shareholders on our journey to delivering our world class shale gas development of the Beetaloo Basin.
Tamboran Resources Corporation
ARBN 672 879 024
Tower One, International Towers
Suite 1, Level 39, 100 Barangaroo Avenue,
Barangaroo NSW 2000, Australia
+61 2 8330 6626     www.tamboran.com

“The Strategic Partnership with Baker Hughes is an important step in our cost reduction initiative across our OFS activities in the Beetaloo Basin. Baker Hughes joins Helmerich & Payne (NYSE: HP) and Liberty Energy (NYSE: LBRT) as our key operational partners as we focus on progressing towards first gas from the Beetaloo Basin.
“The funds from the offer will allow for Tamboran to secure long lead items for the 2026 drilling activities to maintain momentum on the anticipated completion of the farmout process.”

Public Offering
Tamboran has raised US$56.1 million (US$52.5 million after deducting underwriters discounts and offering expenses) via the issuance of 2,673,111 shares of Common Stock at the public offering price of US$21.00 per share in the Public Offering. The underwriters exercised their option to purchase an additional 348,666 shares of Common Stock at the public offering price from the Company on October 23, 2025. The 2,673,111 shares of Common Stock under the Public Offering were issued within the Company’s placement capacity under Listing Rule 7.1.
The Public Offering was supported by cornerstone investors, including a US$10 million investment from new Strategic Partner, Baker Hughes, a leading energy technology company.
The offering of these securities was made only by means of the prospectus supplement and accompanying base prospectus as filed with the Securities and Exchange Commission (SEC). Copies of the preliminary prospectus supplement and accompanying base prospectus relating to the offering may be obtained free of charge on the SEC’s website at www.sec.gov under Tamboran’s name or from the joint book-running managers as follows:
RBC Capital Markets, LLC
Attention: Equity Capital Markets
200 Vesey Street, New York, NY 10281
By telephone at 877-822-4089
By email at equityprospectus@rbccm.com.

Wells Fargo Securities, LLC
90 South 7th Street, 5th Floor, Minneapolis, MN 55402
By telephone at 800-645-3751 (option #5)
By email at WFScustomerservice@wellsfargo.com

BofA Securities
NC1-022-02-25
201 North Tryon Street

Charlotte, NC 28255-0001
Attn: Prospectus Department
Email: dg.prospectus_requests@bofa.com

The shares of common stock were offered and sold pursuant to an effective shelf registration statement that was previously filed with the SEC. This press release shall not constitute an offer to sell or the solicitation of an offer to buy the shares of the Company’s common stock or any other securities, nor shall there be any sale of such shares of common stock or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the U.S. Securities Act of 1933, as amended (Securities Act).

PIPE
Concurrently with the closing of the Public Offering, Tamboran entered into subscription agreements with certain investors with expected gross proceeds of up to US$29.3 million in a PIPE, subject to approval by the Company’s shareholders pursuant to ASX Listing Rules 7.1 and 10.11, and the satisfaction of other customary closing conditions. The PIPE is being conducted at the price to the public of US$21.00 per share of Common Stock.
The PIPE is supported by a US$6.6 million investment from the Company’s largest shareholder, Bryan Sheffield, and Scott Sheffield, a member of the Company’s Board of Directors, subject to approval by the Company’s shareholders pursuant to ASX Listing Rule 10.11.
Pursuant to the PIPE:
•327,934 Common Stock will be issued to certain directors, management and related parties of the Company, subject to shareholder approval under Listing Rules 7.1 and 10.11;
•133,655 Common Stock will be issued to Bryan Sheffield, subject to shareholder approval under Listing Rule 10.11; and
•1,062,750 Common Stock will be issued to certain non-affiliated investors, subject to shareholder approval under Listing Rule 7.1.
The shares of common stock being issued and sold in the PIPE have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the registration requirements. Tamboran has agreed to file a registration statement to register the resale of the shares of common stock being sold in the PIPE.

Use of Proceeds
Uses of funds from the Public Offering and the PIPE include:
•Funding Tamboran’s development plan
•Working capital
•Other general corporate purposes

Strategic agreement with Baker Hughes
In conjunction with the Public Offering, Tamboran and Baker Hughes have entered into a preferred services agreement whereby Baker Hughes will supply OFS and support optimization and efficiency initiatives in Tamboran’s initial development of the Beetaloo Basin. This activity is limited to a pre-set number of wells in the basin with an expiration period of the later to occur of i) three (3) years, or ii) twenty (20) wells.
The strategic relationship with Baker Hughes is established to provide industry-leading oilfield services and to Tamboran’s Beetaloo Basin operations, including drilling and completion fluids, drilling services, well design and construction, wireline services, cementing and completions intervention to improve well delivery and economics in the upcoming drilling and completions program.

Share purchase plan
The Company will also offer a Security Purchase Plan (SPP) to eligible securityholders to raise up to approximately US$30 million at the same equivalent price as the Public Offering and PIPE, with the ability to take oversubscriptions at its discretion.
The SPP will open on Thursday, October 30, 2025 and is expected to close at 5.00pm on Thursday, November 20, 2025 (Sydney time) (unless extended).
The SPP will be offered to existing retail CDI holders with registered addresses in Australia, New Zealand, Canada, Luxembourg, Malaysia, Singapore, and the United Kingdom as of the record date at

7:00pm on Friday, October 24, 2025 (Sydney time) who are not in the United States or acting for the account or benefit of a person in the United States (Eligible Securityholders).
Eligible Securityholders will be offered the opportunity under the SPP to apply for up to A$30,000 worth of new CDIs (subject to scale back at the Company’s absolute discretion) at the issue price of A$0.162 per CDI, representing an 19.84% discount to the volume weighted average price of Tamboran CDIs traded on the ASX over the last five days on which sales in Tamboran’s CDIs were recorded before Thursday, October 23, 2025. In the event of a scale back occurring, Eligible Securityholders who participate may not receive the full number of New CDIs applied for under the SPP and the difference in any application monies will be refunded to those Eligible Securityholders (without interest) following the issue of New CDIs under the SPP. A copy of the SPP Booklet will also be available on the ASX website. The SPP Offer Booklet will contain instructions on how to participate in the SPP. Completed application forms and payments are due by no later than Thursday, November 20, 2025 (Sydney, Australia time).
The SPP offer booklet (SPP Offer Booklet) containing further details of the SPP will be released separately and will be despatched to all Eligible Securityholders and is expected to be lodged with the ASX on Thursday, October 30, 2025 (Sydney time) and Eligible Securityholders wishing to participate in the SPP should carefully read the SPP Offer Booklet.
The new CDIs issued under the SPP will rank equally with Tamboran’s existing CDIs with effect from its date of issue and Tamboran will seek quotation of the New CDIs issued under the SPP on the ASX. The terms and conditions of the SPP will be set out in a SPP Offer Booklet that will be released on ASX and provided to eligible shareholders in accordance with the timetable below.
Indicative SPP Timetable of Key Dates

Event	Date (Sydney, Australia)
Record date for Eligible Securityholders to subscribe for New CDIs under the SPP	7.00pm on Friday, October 24 2025
Announcement of the SPP (and US Offers)	Monday, October 27, 2025
Opening date of the SPP and despatch of the SPP Offer Booklet to Eligible Securityholders	Thursday, October 30, 2025
Closing date of the SPP	5.00pm on Thursday, November 20, 2025
Announcement of the SPP results and issue of New CDIs under the SPP	Tuesday, November 25, 2025

Commencement of trading of New CDIs issued under the SPP	Wednesday, November 26, 2025
Despatch of holding statements in respect of New CDIs issued under the SPP	Thursday, November 27, 2025

All dates and times are indicative, and the Company reserves the right to amend any or all of these events, dates and times subject to the Corporations Act 2001 (Cth), ASX Listing Rules and other applicable laws. All times and dates are in reference to Sydney, Australia time.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

About Tamboran
Tamboran is a growth-driven independent natural gas exploration and production company focused on an integrated approach to the commercial development of the natural gas resources in the Beetaloo Basin located within the Northern Territory of Australia. Through its subsidiaries, Tamboran holds approximately 1.9 million net prospective acres and is the largest acreage holder in the Beetaloo Basin.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of U.S. federal securities laws. Words such as “anticipate,” “estimate,” “expect,” “forecast,” “guidance,” “could,” “may,” “should,” “would,” “believe,” “intend,” “project,” “plan,” “predict,” “will,” “target” and similar expressions identify forward-looking statements, which are not historical in nature. Forward-looking statements are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially from our historical experience and our current projections or expectations of future results expressed or implied by these forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: the failure to consummate the PIPE or transactions related to the SPP, our early stage of development with no material revenue expected until mid-calendar year 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the uncertainty in estimating the characteristics of our property; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the uncertainty of our industry as a whole; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the difficulty in executing our business strategy if we cannot manage our future growth effectively, our inability to obtain the commercial contracts necessary to facilitate direct delivery of our natural gas production on commercially reasonable terms; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the uncertainties in estimating existing quantities of proved and possible reserves; our dependence on certain members of management and our technical team; our limited control over properties operated by others or through joint ventures; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; our inability to make accretive acquisitions or successfully integrate acquired businesses or assets; operating hazards that could result in liabilities for which we may not have adequate insurance coverage; the risks inherent to the exploration and production of natural gas; delays and cost overruns resulting from the long term development schedule of natural gas projects; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; our ability to attract a third-party partner and secure permitting to develop an additional LNG export terminal on Australia’s northern coast; financial crises; events outside our control, such as epidemics, geopolitical instability, or terrorist attacks; cybersecurity threats and disruptions, as well as any compromised information or systems resulting from such disruptions; potential legal proceedings that result in liabilities; risks related to corporate social responsibility and our estimates thereof; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal net zero goals, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; restrictions and delays that may result from federal and local initiatives relating to hydraulic fracturing; reduced demand for the natural gas we produce or increased compliance costs due primarily to risks related to climate change; limitations on our ability to pursue business strategies if we incur costs related to a failure to comply with environmental, health or safety regulations; potential future regulation by the Northern Territory of Australia; unanticipated water and waste disposal costs as a result of increased water-related laws and regulations; restrictions on drilling, completion, production or related activities intended to protect certain species of wildlife; increased costs of compliance with evolving data privacy laws; risks related to our corporate structure; risks related to our common stock and CDIs; and the other risk factors discussed in this report and the Company’s filings with the Securities and Exchange Commission (the “SEC”). You should keep in mind the risk factors and other cautionary statements in the filings made by Tamboran with the SEC, which are available to the public. Tamboran undertakes no obligation to, and does not intend to, update these forward-looking statements to reflect events or circumstances occurring after this press release. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release.
This announcement was approved and authorised for release by Dick Stoneburner, the Chairman and Interim Chief Executive Officer of Tamboran Resources Corporation.

Investor enquiries:
Chris Morbey, Vice President – Investor Relations and Corporate Development
+61 2 8330 6626
Investors@tamboran.com

Media enquiries:
+61 2 8330 6626
Media@tamboran.com
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